C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S Holiday AL Holdings LP Years Ended December 31, 2014, 2013 and 2012 With Report of Independent Auditors

Holiday AL Holdings LP Consolidated Financial Statements Years Ended December 31, 2014, 2013 and 2012 Contents Report of Independent Auditors.......................................................................................................1 Consolidated Financial Statements Consolidated Balance Sheets ...........................................................................................................2 Consolidated Statements of Operations ...........................................................................................3 Consolidated Statements of Changes in Equity ...............................................................................4 Consolidated Statements of Cash Flows ..........................................................................................5 Notes to Consolidated Financial Statements ....................................................................................6

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606 Tel: +1 312 879 2000 Fax: +312 879 4000 ey.com 1 Report of Independent Auditors The Partners Holiday AL Holdings LP We have audited the accompanying consolidated financial statements of Holiday AL Holdings LP (the Partnership), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 2014, and the related notes to the consolidated financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Partnership at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with U.S. generally accepted accounting principles. February 18, 2015

December 31 December 31 2014 2013 Assets Investment in real estate Land and land improvements $ 40,312 $ 40,301 Building and building improvements 265,637 265,617 Equipment 33,993 17,257 339,942 323,175 Less accumulated depreciation (70,503) (60,430) 269,439 262,745 Cash and cash equivalents 24,302 4,621 Cash and escrow deposits – restricted 1,174 1,303 Landlord required deposits 119,054 105,117 Accounts receivable, net 700 789 Prepaid expenses and other assets, net 20,644 22,552 Resident lease and other intangible assets, net 1,930 1,990 Total assets $ 437,243 $ 399,117 Liabilities and equity Accounts payable and accrued expenses $ 29,970 $ 24,946 Prepaid rent and deferred revenue 15,805 5,990 Tenant security deposits 3,623 3,957 Straight-line rent payable 55,873 4,830 Due to affiliate 22,127 – Total liabilities 127,398 39,723 Equity: Partnership 309,845 359,394 Total liabilities and equity $ 437,243 $ 399,117 See accompanying notes to consolidated financial statements. Holiday AL Holdings LP Consolidated Balance Sheets (In Thousands) 2

2014 2013 2012 Revenue Resident fees $ 412,808 $ 89,429 $ 55,626 Expenses Facility operating expenses 205,223 44,899 30,742 General and administrative expenses 32,255 3,602 2,025 Lease expense 205,623 20,903 – Depreciation and amortization 10,174 8,298 8,429 Total expenses 453,275 77,702 41,196 Operating (loss) income (40,467) 11,727 14,430 Interest expense: Interest incurred – (13,000) (14,670) Amortization of deferred loan costs – (366) (227) Loss on mortgage notes payable – (5,983) – Net loss attributable to the Partnership $ (40,467) $ (7,622) $ (467) See accompanying notes to consolidated financial statements. Holiday AL Holdings LP Consolidated Statements of Operations (In Thousands) Years Ended December 31 3

General Limited Total Partners Partners Equity Balance at January 1, 2012 454$ 44,985$ 45,439$ Net loss (5) (462) (467) Distributions, net (10) (1,012) (1,022) Balance at December 31, 2012 439 43,511 43,950 Net loss (76) (7,546) (7,622) Contributions, net 3,231 319,835 323,066 Balance at December 31, 2013 3,594 355,800 359,394 Net loss (405) (40,062) (40,467) Distributions, net (91) (8,991) (9,082) Balance at December 31, 2014 3,098$ 306,747$ 309,845$ See accompanying notes to consolidated financial statements. Holiday AL Holdings LP Consolidated Statements of Changes in Equity For the Years Ended December 31, 2014, 2013 and 2012 (In Thousands) 4

2014 2013 2012 Operating activities Net loss (40,467)$ (7,622)$ (467)$ Adjustments to reconcile net loss to net cash (used in) provided by operating activities: Depreciation and amortization 10,174 8,298 8,429 Amortization of deferred loan costs – 366 227 Amortization of resident incentives, net (100) 780 350 Straight-line rent expense 51,043 4,830 – Non-refundable deferred community fees, net 8,937 1,456 326 Changes in operating assets and liabilities: Cash and escrow deposits – restricted 46 1,930 (621) Landlord required deposits (13,937) (105,117) – Accounts receivable 89 (542) 148 Prepaid expenses and other assets – (15,033) (27) Accounts payable and accrued expenses 7,344 6,695 1,108 Prepaid rent 878 1,887 229 Tenant security deposits (334) 1,132 (3) Net cash provided by (used in) by operating activities 23,673 (100,940) 9,699 Investing activities Additions to investment in real estate (16,808) (3,425) (1,514) Cash used in investing activities (16,808) (3,425) (1,514) Financing activities Repayment of principal on mortgage notes payable – (234,319) (476) Distributions (9,082) – (1,022) Contributions – 338,221 – Due to (from) affiliate 21,898 2,875 (4,482) Net cash provided by (used in) financing activities 12,816 106,777 (5,980) Net increase in cash and cash equivalents 19,681 2,412 2,205 Cash and cash equivalents at beginning of year 4,621 2,209 4 Cash and cash equivalents at end of year 24,302$ 4,621$ 2,209$ Supplemental disclosure of cash flow information Cash paid for interest –$ 14,040$ 14,674$ Supplemental disclosure of non-cash information Assumption of assets and related liabilities: Accounts payable and accrued expenses (2,320)$ (12,272)$ Tenant security deposits – (1,901) Prepaid rent – (1,170) Cash and escrow deposits - restricted 83 188 Prepaid expenses and other assets 401 – Consolidated Statements of Cash Flows (In Thousands) Years Ended December 31 See accompanying notes to consolidated financial statements. Holiday AL Holdings LP 5

6 Holiday AL Holdings LP Notes to Consolidated Financial Statements (In Thousands) December 31, 2014 1. Formation and Description of Operations Holiday AL Holdings LP (HAHLP or the Partnership), a Delaware limited partnership, is the owner and operator of assisted living and independent living facilities in the United States. As of December 31, 2014, the Partnership, directly or indirectly through its ownership entities, owned or leased 131 assisted living communities and independent living communities consisting of 16,361 apartment and townhouse units (unaudited), located in 41 states (unaudited). Properties Communities Units Owned communities 8 1,673 Leased communities 123 14,688 The “Owned Communities” are accounted for under the consolidation method of accounting and are reflected as investment in real estate. The “Leased Communities” are accounted for as operating leases, pursuant to Accounting Standards Codification (ASC) 840, Leases. The Partnership is owned by Holiday AL Acquisition, LLC (Holiday Acquisition, a limited liability company and a wholly owned subsidiary of investment funds managed by affiliates of Fortress Investment Group LLC), Holiday AL Holdings GP LLC (Holiday AL GP – the general partner and a wholly owned subsidiary of Holiday Acquisition), and Retained Interest LLC (Retained Interest – which is wholly owned by previous investors of Holiday Retirement). On March 1, 2012 and May 1, 2012, in connection with the commencement of operations of Holiday AL Holdings LP, assets and liabilities of 8 assisted living communities were transferred from Harvest Facility Holdings LP (Harvest) to the Partnership. The Partnership and Harvest are under common control and therefore the net assets transferred were recorded at carryover basis on the financial statements of the Partnership. As a result of the common control transaction, the accompanying financial statements are presented as if the net assets were transferred at the beginning of the period; therefore the financial statements have been presented as if the transfer occurred on January 1, 2012.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 7 2. Summary of Significant Accounting Policies The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The significant accounting policies are summarized below. Principles of Consolidation The Partnership consolidates its majority-owned subsidiaries in which it has the ability to control the operations of the subsidiaries. All intercompany transactions have been eliminated in consolidation. Reclassifications Certain reclassifications considered necessary for a fair presentation have been made to the prior period financial statements in order to conform to the current year presentation. These reclassifications have not changed the results of operations or equity. Use of Estimates The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosed in the consolidated financial statements and accompanying notes. Estimates are used for, but not limited to, the allocation of purchase price to tangible and intangible assets and liabilities, the evaluation of asset impairments, insurance reserves, depreciation and amortization, allowance for doubtful accounts, and other contingencies. Actual results could differ from those estimates and assumptions. Investment in Real Estate and Related Intangibles In business combinations, the Partnership recognizes all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value. In addition, the Partnership is required to expense acquisition-related costs as incurred, value noncontrolling interests at fair value at the acquisition date and expense restructuring costs associated with an acquired business.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 8 2. Summary of Significant Accounting Policies (continued) The Partnership allocates the purchase price of properties to net tangible and identified intangible assets acquired based on their fair values. In making estimates of fair values for purposes of allocating purchase price, the Partnership utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property, own internal analysis of recently acquired and existing comparable properties in our portfolio and other market data. The Partnership also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair value of the tangible and intangible assets acquired. Identified net tangible and finite lived intangible assets are amortized over their estimated useful lives or contractual lives, which are as follows: Asset Categories Estimated Useful Life (In Years) Building and building improvements 15–40 Land improvements 15 Equipment 3–15 Resident lease intangibles 3–40 Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Renovations and upgrades that improve and/or extend the life of the assets are capitalized and depreciated over their estimated useful lives. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets held for use is assessed by a comparison of the carrying amount of the asset to the estimated future undiscounted net cash flows expected to be generated by the asset. If estimated future undiscounted net cash flows are less than the carrying amount of the asset, then the fair value of the asset is estimated. The impairment expense is determined by comparing the estimated fair value of the asset to its carrying value, with any excess of carrying value over fair value recognized as an expense in the current period.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 9 2. Summary of Significant Accounting Policies (continued) During the years ended December 31, 2014, 2013 and 2012, the Partnership evaluated all long- lived depreciable assets for indicators of impairment, noting none. As a result, no impairment charges were recorded on the Partnership’s long-lived assets during the years ended December 31, 2014, 2013 and 2012. Property sales or dispositions are recorded when title transfers to unrelated third parties, contingencies have been removed and sufficient cash consideration has been received by the Partnership. Upon disposition, the related costs and accumulated depreciation are removed from the respective accounts and any gain or loss on sale is recognized. Leases Leases for which we are the lessee are accounted for as operating, capital, or financing leases based on the underlying terms. The classification criteria are based on estimates regarding the fair value of the leased communities, minimum lease payments, effective cost of funds, the economic life of the community, and certain other terms in the respective lease agreements. The Partnership does not include communities under operating leases on the consolidated balance sheets and it records the rents paid as lease expense. The Partnership accounts for leases with rent holiday provisions or that contain fixed payment escalators on a straight-line basis as if the lease payments were fixed evenly over the life of each lease. Straight-line rent payable on the consolidated balance sheets represents the effects of straight-lining lease payments. The Partnership capitalizes out-of-pocket costs incurred to enter into lease contracts as lease acquisition costs and amortizes them over the lives of the respective leases as additional community lease expense. Cash and Cash Equivalents Cash and cash equivalents consist of cash and highly liquid short-term investments with original maturities of three months or less from the date of purchase.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 10 2. Summary of Significant Accounting Policies (continued) Prior to the formation of Partnership (Note 1), Harvest used a centralized approach to cash management. All cash generated by the communities was transferred to Harvest and Harvest funded operating and investing activities for the communities as needed. Cash transferred from the 8 communities to Harvest was treated as a distribution in the accompanying financial statements. Subsequent to the formation of the Partnership, all cash generated by the communities is held and retained by the Partnership in its own cash accounts. Landlord Required Deposits Landlord required deposits consist primarily of funds required by various landlords to be placed on deposit as security for the Partnership’s performance under lease agreements and will generally be held until lease termination. A summary is as follows: December 31 2014 2013 Security deposits $ 112,404 $ 97,279 Property tax and reserves 6,650 7,838 Total landlord required deposits $ 119,054 $ 105,117 Allowance for Doubtful Accounts Allowance for doubtful accounts are recorded by management based upon the Partnership’s historical write-off experience, analysis of accounts receivable aging, and historic resident payment trends. Management reviews material past due balances on a monthly basis. Account balances are charged off against the allowance when management determines it is probable that the receivable will not be recovered. Allowance for doubtful accounts was $564 and $1,119 at December 31, 2014 and 2013, respectively.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 11 2. Summary of Significant Accounting Policies (continued) Deferred Loan Costs Deferred loan costs include direct costs to obtain financing. Such costs are deferred and amortized using the straight-line method, which approximates the level-yield method, over the terms of the underlying debt agreements. Revenue Recognition Resident fee revenue is recorded as it becomes due as provided for in the residents’ lease agreements. Residents’ agreements are generally for a term of 30 days with resident fees due monthly in advance. Certain communities have residency agreements that require the resident to pay an upfront fee prior to occupying the community. Community fees are non-refundable after a stated period (typically 90 days) and are initially recorded as deferred revenue and recognized on a straight- line basis as part of resident fee revenue over an estimated three-year average stay of the residents in the communities. Deferred revenue totaled $11,110 and $2,173 at December 31, 2014 and 2013, respectively. Certain residency agreements provide for free rent or incentives for a stated period of time. Incentives are initially recorded in other assets and recognized on a straight-line basis as a reduction of resident fee revenue over an estimated three-year average stay of the residents in the communities. Income Taxes The Partnership is not subject to federal income tax or substantial state income tax and therefore does not record a provision for federal income tax. Each partner is allocated their respective share of income and pays the related tax. The Partnership is subject to certain state and local income tax in a few jurisdictions and has provided for those taxes.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 12 2. Summary of Significant Accounting Policies (continued) Advertising Costs The Partnership expenses advertising costs as incurred. Advertising costs were $5,493, $691 and $511 for the periods ended December 31, 2014, 2013 and 2012, respectively, and are included in facility operating expenses in the consolidated statements of operations. General and Administrative Expenses Certain employees of Harvest Management Sub, LLC (Management Sub), a wholly owned subsidiary of Harvest provide management services to the Partnership related to the underlying communities. Pursuant to a services agreement the Partnership reimburses Management Sub for a portion of the employee cost which is based on an estimate of each individuals time spent working on the Partnership’s communities. Such reimbursement includes a 10% markup as detailed in the agreement. As of December 31, 2014 approximately $2.9 million of accrued reimbursement costs are included in due to affiliate on the Partnership’s consolidated balance sheet. Fair Value of Financial Instruments Cash and cash equivalents and cash and escrow deposits – restricted are reflected in the accompanying consolidated balance sheets at amounts considered by management to reasonably approximate fair value. The Partnership follows the provisions of Accounting Standards Codification (ASC) 820, Fair Value Measurement, when valuing its financial instruments. The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market-priced assumptions in fair value measurements, the statement establishes a fair value hierarchy that distinguishes between market-participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Level 1 and Level 2 of the hierarchy) and the reporting entity’s own assumptions about market-participant assumptions (unobservable inputs classified within Level 3 of the hierarchy). • Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 13 2. Summary of Significant Accounting Policies (continued) • Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. • Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level of input that is significant to the fair value measurement in its entirety. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. 3. Resident Lease Intangibles, Net At December 31, 2014 and December 2013, resident lease intangibles, net were as follows: Resident Lease Intangibles, Net Balance at January 1, 2013  $ 2,050 Amortization  (60) Balance at December 31, 2013  1,990 Amortization  (60) Balance at December 31, 2014 $ 1,930

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 14 3. Resident Lease Intangibles, Net (continued) Future amortization expense related to the resident lease intangibles over the next five years and thereafter, is as follows: Estimated Amortization of Resident Lease Intangibles, Net Years: 2015 $ 60 2016 60 2017 60 2018 60 2019 60 Thereafter 1,630 Total $ 1,930 4. Other Balance Sheet Data Prepaid expenses and other assets, net consisted of the following as of December 31, 2014 and 2013: 2014 2013 Deferred rent incentives, net $ 1,636 $ 1,534 Other assets 7,466 7,248 Pre-paid lease expense 927 12,163 Due from affiliate (Note 9) 10,615 1,607 Total $ 20,644 $ 22,552

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 15 4. Other Balance Sheet Data (continued) Accounts payable and accrued expenses consisted of the following as of December 31, 2014 and 2013: 2014 2013 Trade and accrued payables $ 8,341 $ 5,706 Salaries and benefits 7,620 5,512 Property taxes 8,431 5,765 Insurance reserves 5,278 7,693 Other 300 270 Total $ 29,970 $ 24,946 5. Mortgage Notes Payable During 2013, the Partnership repaid $234,319 in mortgage notes payable which was funded through contributions from the partners. In connection with the mortgage notes payable repayment, the Partnership incurred $5,983 of prepayment penalties and exit fees, which are included in loss on extinguishment of mortgage notes payable in the accompanying consolidated 2013 statement of operations. This payment satisfied all remaining mortgage payable obligations of the Partnership, and no further mortgage obligations were incurred subsequent to the payoff. 6. Leases On September 25, 2014, Harvest sold 21 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 15 year lease (with two 5 year renewal options at which point rent will reset to a fair value rate). The minimum lease payment is initially $30,250 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 16 6. Leases (continued) On December 23, 2013, Harvest sold 25 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 17 year lease. The minimum lease payment is initially $31,915 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement. On December 23, 2013, Harvest sold 51 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 17 year lease. The minimum lease payment is initially $65,031 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement. On September 19, 2013, Harvest sold 26 independent living communities to a third party. These communities were subsequently leased to the Partnership. The Partnership will operate the communities pursuant to a 15 year lease (with two 5 year renewal options at which point rent will reset to a fair value rate). The minimum lease payment is initially $49,016 annually, and such amount is subject to certain defined increases throughout the lease term, as further detailed in the lease agreement. Lease expense under noncancelable operating leases was as follows (in thousands): Year Ended December 31 2014 2013 2012 Contractual operating lease expense $ 154,580 $ 16,073 $ - Noncash straight-line lease expense 51,043 4,830 - Lease expense $ 205,623 $ 20,903 $ -

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 17 6. Leases (continued) Minimum future cash lease payments under noncancelable operating leases which include 123 communities at December 31, 2014, are as follows (in thousands): 2015  $ 183,658 2016  191,770 2017 199,956 2018 206,532 2019 213,326 Thereafter 2,623,494 Total $ 3,618,736 As of December 31, 2014, the Partnership was in compliance with all lease covenant requirements. 7. Insurance Harvest obtains various insurance coverages from commercial carriers at stated amounts as defined in the applicable policies. Losses related to deductible amounts are accrued based on management’s estimate of expected losses plus incurred but not reported claims. As of December 31, 2014 and 2013, the Partnership accrued $5,278 and $7,693 for the expected future payment of deductible amounts specific to the Partnership, which is included in accounts payable and accrued expenses in the accompanying consolidated balance sheets. 8. Commitments and Contingencies In the normal course of business, the Partnership is involved in legal actions arising from the ownership and operation of the business. In management’s opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a material adverse effect on the consolidated financial position, operations or liquidity of the Partnership.

Holiday AL Holdings LP Notes to Consolidated Financial Statements (continued) (In Thousands) 18 9. Due to/Due from Affiliate On September 25, 2014, the Partnership and Harvest entered into a note for approximately $18.1 million, the proceeds of which were used to primarily fund the security deposit for the operating lease of the 21 communities (see Note 6). The note is due on September 25, 2029, and bears interest equal to 2.97%. As of December 31, 2014, the outstanding principal balance was $18.1 million. As of December 31, 2014, the Partnership had a due to Harvest in the amount of $3.9 million, $2.9 million which related to the general and administrative expense reimbursement (see Note 2). As of December 31, 2014, the Partnership had a due from Harvest in the amount of $10.6 million which represents expenses of Harvest paid by the Partnership. As of December 31, 2013, an affiliate of the Partnership held approximately $1.6 million of the Partnership’s cash. 10. Subsequent Events The Partnership has evaluated its subsequent events through February 18, 2015, the date the Partnership’s consolidated financial statements for the year ended December 31, 2014, were available for issuance. On January 1, 2015 Management Sub transferred all of its employees to a wholly owned subsidiary of the Partnership. The cost of the employees will be expensed on the statement of operations of the Partnership prospectively with a reimbursement received by the Partnership from Harvest equal to the employee cost which will be based on an estimate of each individuals time spent working on Harvest owned communities. Such reimbursement will include a markup of 0-10% per employee based on the services performed as stated in the executed services agreement.